EXHIBIT D TO AMENDED AND RESTATED
                                          CREDIT AND GUARANTEE AGREEMENT








                         [FORM OF REVOLVING CREDIT NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                               REVOLVING CREDIT NOTE



$____________                                                New York, New York
                                                              November __, 1996


     FOR VALUE RECEIVED, the undersigned, TWIN LABORATORIES INC., a Utah corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ________________ (the "Lender") at the office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of ________________ DOLLARS ($___________), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection
2.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of Revolving Credit Loans made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation shall not affect the obligation of the Borrower to repay (with applicable interest) Revolving Credit Loans made by the Lender pursuant to the Credit Agreement (as defined below).

     This Note (a) is one of the Revolving Credit Notes referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Twinlab Corporation, a Delaware corporation formerly known as TLG Laboratories Holding Corp., the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, The Bank of New York, as co-agent, and The Chase Manhattan Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                    TWIN LABORATORIES INC.



                                    By:
                                       ----------------------------------------

                                    Name:
                                         --------------------------------------

                                    Title:
                                          -------------------------------------

                                                                     Schedule A
                                                       to Revolving Credit Note



                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS



-----------------------------------------------------------------------------------------------------------------------------------
                        Amount                                Amount of ABR Loans
       Amount of     Converted to     Amount of Principal of      Converted to       Unpaid Principal Balance
Date   ABR Loans      ABR Loans         ABR Loans Repaid       Eurodollar Loans          of ABR Loans            Notation Made By
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================


                                                              Schedule B
                                                       to Revolving Credit Note



      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Unpaid
                                                                                                             Principal
        Amount of    Amount Converted    Interest Period and  Amount of Principal of Amount of Eurodollar    Balance of
        Eurodollar to or Continued as   Eurodollar Rate with    Eurodollar Loans     Loans Converted to      Eurodollar    Notation
Date      Loans      Eurodollar Loans      Respect Thereto            Repaid               ABR Loans           Loans        Made By

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

